As filed with the Securities and Exchange Commission on February 27, 2015

Registration Nos. 033-32819; 811-06023

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	__

Post-Effective Amendment No.	39

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	40

(Check appropriate box or boxes)

MANAGED MUNICIPAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

666 Fifth Avenue, 11th Floor

New York, New York 10103

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (212) 446-5600

R. Alan Medaugh

666 Fifth Avenue, 11th Floor

New York, New York 10103

Copies to:

Edward J. Veilleux

EJV Financial Services LLC

5 Brook Farm Court

Hunt Valley, MD  21030

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on March 1, 2015 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ISI MANAGED

MUNICIPAL FUND

CLASS A SHARES (MUNIX)

CLASS I SHARES (MMFIX)

A mutual fund with the investment objectives of

a high level of total return with relative stability

of principal and, secondarily, high current

income exempt from federal income tax through

investment in a portfolio consisting primarily

of tax-free municipal obligations.

The U.S. Securities and Exchange Commission

has neither approved nor disapproved these

securities nor has it passed upon the adequacy

of this Prospectus. Any representation to the

contrary is a criminal offense.

March 1, 2015

Managed

Municipal Fund, Inc.

PROSPECTUS

TABLE OF CONTENTS

Risk/Return Summary	3
Investment Objectives	3
Fees and Expenses	3
Principal Investment Strategies	3
Principal Risks	4
Performance Summary	5
Portfolio Management	6
Purchase and Sale of Fund Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Additional Investment Information	8
The Fund’s Net Asset Value	8
How to Buy Shares	9
How to Redeem Shares	11
Telephone Transactions	12
Transactions Through Third Parties	12
Sales Charges	12
Dividends and Taxes	15
Investment Advisor	15
Other Service Providers	16
Financial Highlights	17

The Fund is managed by International

Strategy & Investment Inc. (the “Advisor”).

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RISK/RETURN SUMMARY

Investment Objectives

The investment objectives of the Fund are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the ISI Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 12 of the Prospectus and the “Distribution of Fund Shares” section on page 22 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the net asset value at purchase or sale)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%	0.40%
Distribution and Service (12b-1 Fees)	0.25%	None
Other Expenses	0.51%	0.52%
Total Annual Fund Operating Expenses	1.16%	0.92%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$415	$657	$919	$1,665
Class I Shares	$94	$293	$509	$1,130

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in federally tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group, but may be unrated if they are determined to be of equivalent quality by International Strategy & Investment Inc. (the “Advisor”).

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The Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power, revenue bonds are backed by the revenues of a specific project, facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities.

The Advisor buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Fund may invest in securities of any maturity. The Fund’s average maturity will depend upon the Advisor’s assessment of both the relative yields available on securities with different maturities and future changes in interest rates. The Advisor may take full advantage of the entire range of maturities offered by municipal securities. If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest primarily in securities with shorter-term maturities (under 5 years). Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest primarily in securities with longer-term maturities (20-30 years).

The Fund may invest in taxable obligations that are consistent with its objective of a high level of total return with relative stability of principal. To the extent the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. The Fund does not currently intend to acquire municipal securities that are subject to the alternative minimum tax but may so invest up to 20% of its net assets.

Principal Risks

The Fund may be suited for you if you are seeking a high level of total return including some income exempt from federal income taxes, but you also desire the value of your investment to remain relatively stable.

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund’s share price will vary from day-to-day based upon changes in the price of the securities held by the Fund. The price of municipal securities will change in response to changes in general economic conditions, conditions within the municipal securities market, the financial condition of the issuer, political changes, interest rate changes and other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Some of the specific principal risks of investing in the Fund are listed below.

Municipal Securities Risks

•	Interest Rate Risk. The value of the Fund’s shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings.

•	Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

•	Credit Risk. Credit risk is the risk that the issuer of a municipal security will not be able to make payments of interest and principal when due. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal or interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.

•	Liquidity Risk. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell these securities at or near their perceived value. Where there is little or no active trading market for specific types of securities, the value of such securities and the Fund’s share price could decline.

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•	Call Risk. Call risk is the risk that during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested in securities with lower interest rates.

•	Tax Risk. Adverse tax developments could change the way the Fund’s income distributions may be treated for income tax purposes. While income distributions from the Fund will generally be exempt from federal income taxes, to the extent the Fund invests in securities that do not pay interest that is exempt from federal income tax, distributions on these investments will generally be taxable to shareholders. Distributions may be subject to applicable foreign, state and local taxes.

•	Focused Investing Risk. The Fund may focus its investments within a single state, region or sector of the municipal market. Because many municipal obligations are issued to finance similar projects, the Fund’s investments may be focused within a particular sector of the municipal market, such as education, health care, transportation or utilities. Adverse conditions affecting a state, region or sector of the municipal market may cause the Fund’s performance to be more sensitive to developments affecting that state, region or sector than a fund that does not focus its investments.

•	Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Prices of fixed income securities typically fall when interest rates rise. A Fund that must sell fixed income securities before such securities reach maturity is likely to realize capital losses if interest rates have risen.

Management Risks

There can be no assurance that the Advisor’s analyses of economic conditions and its expectations regarding interest rate changes will be accurate or that the portfolio strategies based on such analyses will be effective. There is no guarantee that the Fund will achieve its investment objectives.

Performance Summary

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year to year for each of the past 10 calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class I shares will differ from the performance of Class A shares to the extent that the classes do not have the same expenses or inception dates. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-882-8585.

Class A Annual Total Returns

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During the periods shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended December 31, 2008 and the lowest return for a quarter was -4.55% (quarter ended December 31, 2010).

Average Annual Total Returns for Periods Ended December 31, 2014

The table below shows how the Fund’s average annual total returns compare with those of the Barclays Capital Prerefunded Municipal Bond Index and the Barclays Capital General Obligation Index. The table also presents the impact of taxes on the Fund’s Class A the Fund’s returns. After- tax returns are shown for Class A shares only and after tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

	1 Year	5 Years	10 Years	Since Inception of Class I Shares (October 7, 2010)
Class A Shares
Return Before Taxes	1.51%	2.14%	2.84%
Return After Taxes on Distributions	1.50%	2.05%	2.76%
Return After Taxes on Distributions andSale of Fund Shares	1.74%	2.21%	2.85%

Class I Shares
Return Before Taxes	4.93%	N/A	N/A	2.31%

Barclays Capital PrerefundedMunicipal Bond Index
(reflects no deduction for fees, expenses or taxes)	1.84%	1.94%	3.09%	1.67%

Barclays Capital GeneralObligation Index*	7.83%	-	-	4.05%**

*	The Barclays Capital General Obligation Index is included as an additional comparative index because it is reflective of general municipal market performance. The average annual total returns for this index reflect no deduction for fees, expenses or taxes.

**	The ISI Managed Municipal Fund Class I Shares inception date is October 7, 2010. Benchmark returns are for the period beginning October 31, 2010.

Portfolio Management

International Strategy & Investment Inc. is the investment advisor of the Fund.

R. Alan Medaugh, Co-Founder and President of the Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio and has acted in this capacity since the Fund’s inception in 1990.

Purchase and Sale of Fund Shares

Eligibility

There are no specific eligibility requirements for Class A shares.

Class I shares are offered primarily to institutions, such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and corporations. Class I shares also may be offered through certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plans or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

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Present or former officers, directors and employees (and their eligible family members) of the Fund, the Advisor, its affiliates and retirement plans established for the benefit of such individuals, are also permitted to purchase Class I shares of the Fund.

Minimum Initial Investment

Class A shares require a minimum initial investment of $5,000 which may be waived at the discretion of the Fund. The minimum for an IRA, qualified retirement plan or within a wrap-fee account managed by your securities dealer or fund servicing agent is $1,000, which may be waived at the discretion of the Fund.

Class I shares require a minimum initial investment of $100,000, except the minimum initial investment may be waived at the discretion of the Fund. At the Advisor’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the Class I shares minimum initial investment requirement. The minimum initial investment for Class I shares may also be waived or reduced for certain financial intermediaries that have entered into appropriate arrangements with the Fund or otherwise by the Fund in its discretion.

Minimum Subsequent Investment

The minimum subsequent investment for both classes of shares of the Fund is $100 and the Advisor reserves the right to waive the minimum on subsequent investments.

General Information

You may purchase or redeem (sell) shares of the Fund through your securities dealer or through any fund servicing agent on each day that the Fund is open for business. Transactions must be made through your securities dealer or fund servicing agent, unless the shares are registered in your name. If your Fund shares are registered in your name, transactions may be initiated by written request or by telephone. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus or call the Fund at 1-800-882-8585.

Tax Information

The Fund’s distributions are generally exempt from federal income tax. However, the Fund may distribute taxable dividends, including distributions of short-term taxable gains, which are subject to federal income tax as ordinary income unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. The Fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

Fund Reorganization. The Advisor has reached an agreement with and Centre Asset Management LLC (“Centre”) to reorganize the ISI Funds into the Centre Funds. On December 10, 2014, the Board of Directors of the Fund approved, subject to shareholder approval, the proposed reorganization of the Fund into a newly created series called the Centre Active U.S. Tax-Exempt Fund (“Centre Tax-Exempt Fund”). Centre will manage the Centre Tax-Exempt Fund’s portfolio using a similar investment objective and strategies as the Fund.

In order to accomplish the reorganization, the Board approved an Agreement and Plan of Reorganization which provides that the fund will (1) transfer its assets and stated liabilities to the Centre Treasury Fund in exchange for shares of Centre Tax-Exempt Fund; and (2) distribute the shares of the Centre Tax-Exempt Fund to its shareholders. Shareholders of the Fund will receive the same number of full and fractional shares in the equivalent class of shares of the Centre Tax-Exempt Fund as they held before the reorganization. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. A discussion summarizing the basis on which the Board approved the reorganization and additional information about the proposed reorganization are included in the ISI Funds Joint Proxy Statement/Prospectus dated February 10, 2015.

The Board has called a shareholder meeting where shareholders will consider and vote on the reorganization (the “Special Meeting”). The Special Meeting is expected to occur at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, on or about March 16, 2015. If approved by shareholders, the reorganization is scheduled to occur on or about March 17, 2015.If necessary, the Special Meeting may be adjourned to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the reorganization.

There will be no sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the reorganization if approved. The shares of the Centre Tax-Exempt Fund received by the Fund’s shareholders in the reorganization also will not be subject to any minimum investment amount limitations, front-end sales charges, contingent deferred sales charges, exchange fees or redemption fees. If you hold Fund shares through a financial intermediary, your financial intermediary may charge you processing or other fees in connection with voting shares in the reorganization.

Investment Objectives. The investment objectives of the Fund are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

Temporary Defensive Strategies. To reduce the Fund’s risk under adverse market conditions, the Advisor may, for temporary defensive purposes, invest up to 100% of the Fund’s assets in short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities. These temporary defensive investments may include taxable investments that would not ordinarily be consistent with the Fund’s objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisor would follow such a strategy only if it believes that the risk of loss in pursuing the Fund’s primary investment strategies outweighs the opportunity for gains.

THE FUND’S NET ASSET VALUE

The price you pay when you buy shares or receive when you redeem shares of each class of the Fund is based on the net asset value per share of that Class. When you buy Class A shares, the price you pay may be increased by a sales charge. See the section entitled “Sales Charges” for details on how and when this charge may or may not be imposed.

The net asset value of each Class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund’s transfer agent (the “Transfer Agent”) to determine whether the Fund will close early before a particular holiday. The net asset value of each Class is calculated by subtracting its liabilities from its assets and dividing the result by the number of outstanding shares of the Class.

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In valuing its assets, the Fund prices its investments at their market value. The Fund may value securities at fair value pursuant to procedures adopted by the Fund’s Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its net asset value.

You may buy or redeem shares on any day the Exchange is open for business (a “Business Day”). If your order is received by the Fund or its agents in proper form before the close of the Exchange, the price you pay or receive will be based on that day’s net asset value. If your order is received after the close of the Exchange, the price you pay or receive will be based on the net asset value determined on the next Business Day.

The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES

You may buy shares through any securities dealer authorized to sell the Fund’s shares (“Securities Dealer”) and any financial institution that acts as a shareholder servicing agent on behalf of the Fund (“Fund Servicing Agent”). Send your check (along with a completed Application Form) to the Fund’s Transfer Agent in order to open an account. You may obtain an Application Form by calling the Transfer Agent at 1-800-882-8585, by visiting the Fund’s website at www.isifunds.com, or in writing. Written requests should be sent to:

By Mail:

ISI Managed Municipal Fund, Inc.

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

By Overnight:

ISI Managed Municipal Fund, Inc.

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

It is the responsibility of your Securities Dealer or Fund Servicing Agent to transmit properly completed orders to the Transfer Agent in a timely manner.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group that the Fund, in its sole discretion, believes to be involved in frequent trading.

Investment Minimums

With respect to purchases of Class A shares, your initial investment must be at least $5,000 unless you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your SecuritiesDealer or Fund Servicing Agent. Your initial investment may be as low as $1,000 if you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. The Fund reserves the right to change or reduce these minimums at its discretion. With respect to purchases of Class I shares, your initial investment must be at least $100,000 unless such minimum initial investment is waived or reduced for certain financial intermediaries that have entered into appropriate arrangements with the Fund or otherwise by the Fund in its discretion. At the Advisor’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the Class I shares minimum initial investment requirement. The subsequent investment for both classes must be at least $100.

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Dividend Reinvestment Plan

Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional shares of the Fund at the current net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an “ISI Fund”). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid. Distributions will be treated in the same manner for income tax purposes whether received in cash, reinvested in additional shares of the Fund, or invested in shares of other ISI Funds.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or your Securities Dealer or Fund Servicing Agent. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

The Fund will attempt to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and you will be subject to any related taxes.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, it is possible that your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases and Redemptions

The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of the Fund’s shares. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund may interfere with the management of the Fund’s portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

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HOW TO REDEEM SHARES

You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent. Contact them for information on how to place your redemption order and how you will be paid. If your account is registered in your name (rather than in your Securities Dealer’s or Fund Servicing Agent’s name), you may also redeem shares by contacting the Transfer Agent. Redemptions through the Transfer Agent may be made by mail or, if you are redeeming $50,000 or less, by telephone. See the section entitled “Telephone Transactions” for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may take up to 15 calendar days.

Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your shares.

1)	A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2)	In certain circumstances, a Medallion signature guarantee is required. These circumstances include:
•	Changing your designated bank account information;
•	Adding bank information to an existing account;
•	Requesting a redemption (must be made in writing) in excess of $50,000;
•	Requesting a wire transfer or electronic funds transfer of redemption proceeds to a bank account other than the bank account of record;
•	Requests for redemption proceeds to be mailed to an address other than the address of record;
•	Redemptions made within 30 days of an address change;
•	Certain transactions on accounts involving executors, administrators, trustees or guardians;
•	On the IRA Transfer Form if transferring your Fund IRA to another mutual fund;
•	Changing registered account holders;
•	Changing the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents) showing the name change.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority, Inc. or members of the New York Stock Exchange. Contact your financial institution to ask if it participates in a medallion program. A Medallion signature guarantee may not be provided by a notary public.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you are entitled to a dividend and you have redeemed all of your shares prior to the payable date, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to 15 days, whichever is earlier.

Small Accounts. If you redeem sufficient shares to reduce your investment to $3,500 or less, the Fund may redeem your remaining shares and close your account after giving you 60 days’ notice. This does not currently apply to shares held in an IRA or qualified retirement plan or shares held within a wrap-fee account managed by a Securities Dealer or Fund Servicing Agent.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur when the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets).

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Systematic Withdrawal Plan. If you own shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund’s Systematic Withdrawal Plan. Each redemption under this plan involves all of the tax implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

If your shares are registered in your name, you may redeem them (in an amount up to $50,000) or exchange them for shares of another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 9:00 a.m. to 8:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

During periods of significant economic or market volatility, you may experience difficulty contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

TRANSACTIONS THROUGH THIRD PARTIES

The policies and fees (other than sales charges) charged by your Securities Dealer or Fund Servicing Agent may be different than those of the Fund. These financial institutions may charge transaction fees and may have different minimum investment requirements or different limitations on buying or selling shares. These institutions may designate intermediaries to accept purchase and sales orders on behalf of the Fund. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your Securities Dealer or Fund Servicing Agent for more information.

The Advisor or its affiliates may enter into arrangements with a Securities Dealer or Fund Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or performing certain administrative servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Fund Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Payments by the Advisor or an affiliate out of its own resources that create an incentive for these financial institutions to sell shares of the Fund and/or to promote retention of customer assets in the Fund are sometimes referred to as “revenue sharing” (see the Fund’s SAI for additional details).

SALES CHARGES

Class A Shares

The price you pay to buy Class A shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of the sales charge included in your purchase price will be according to the following schedule:

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	Sales Charge as % of
Amount of Purchase	Offering Price	Net Amount Invested
Less than $100,000	3.00%	3.09%
$100,000 - $249,999	2.50%	2.56%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.50%	1.52%
$1,000,000 - $1,999,999	0.75%	0.76%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

The sales charge you pay on a purchase of Class A shares may be reduced or eliminated if you qualify under the rights of accumulation plan, letter of intent or under any of the circumstances described under “Purchases at Net Asset Value” below.

Rights of Accumulation. If you are purchasing additional Class A shares of the Fund or shares of Total Return U.S. Treasury Fund, Inc., ISI Strategy Fund, Inc., or Class A shares of North American Government Bond Fund, Inc., you may combine the value of your purchase with the value of your existing investments and those of your spouse and your children under the age of 21 to determine whether you qualify for a reduced sales charge. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

To be entitled to a reduced sales charge based on the shares you already own, you must ask for the reduction at the time of purchase. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. If you anticipate making additional purchases of Class A shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent indicating the total value of your anticipated purchases and your intention to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to your combined intended purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Calculating Your Sales Charge. The transaction processing procedures maintained by certain financial institutions through which you can purchase shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1)	If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2)	If you are exchanging an investment in another ISI Fund for an investment in the Fund (see “Purchases by Exchange” below for a description of the conditions).

3)	If you are a current or retired Director or Officer of this or any other ISI Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund’s administrator, or a broker-dealer authorized to sell Class A shares of the Fund.

4)	If you purchase Class A shares in a fiduciary or advisory account through a bank, bank trust department, registered investment advisor, financial planner or Securities Dealer. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy Class A shares in this manner.

Sales charge information regarding the Fund is available on the Fund’s website at www.isifunds.com. Additional information about sales charges is in the Fund’s SAI.

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Purchases by Exchange

You may exchange Class A shares of the Fund for an equal dollar amount of shares of Total Return U.S. Treasury Fund, Inc., ISI Strategy Fund, Inc. or Class A shares of North American Government Bond Fund, Inc. without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days’ notice.

You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your shares are registered in your name, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

An exchange of shares of the Fund for shares of a different ISI Fund is generally a taxable event.

 Shareholders of Class A Shares of the Fund may exchange their shares for Class I Shares of the Fund provided that they: (1) hold their shares directly at the Fund’s Transfer Agent or through a Third-Party Intermediary that has a valid ISI Funds selling agreement with the Fund, or its Distributor, authorizing such an exchange; and (2) are eligible to invest in Class I Shares in accordance with the criteria set forth in the current Fund’s Prospectus. No sales charges or other Fund charges will apply to any such exchange.

If Class A Shares of the Fund are exchanged for Class I Shares, the transaction will be based on the respective net asset value of each class next calculated after receipt and acceptance of the exchange request. Consequently, the exchange may result in fewer shares or more shares than originally owned, depending on the respective net asset values of the shares of each class. The total value of the initially held shares, however, will equal the total value of the exchanged shares. For federal income tax purposes, the exchange generally will not result in the recognition of a capital gain or loss.

Any exchange is subject to the Fund’s discretion to accept or reject the exchange. Shareholders should contact the Transfer Agent or their Third-Party Intermediaries regarding an exchange.

Redemption Price

The price you receive when you redeem Class A shares will be the net asset value per share.

Class I Shares

There are no sales charges with respect to the purchase of Class I shares. The price you pay to buy Class I shares is the net asset value per share and the price you receive when you redeem Class I shares will be the net asset value per share.

Distribution and Shareholder Service Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees for the sale of its shares and for shareholder services provided by your Securities Dealer or Fund Servicing Agent. Class A shares pay an annual distribution/shareholder service fee equal to 0.25% of its average daily net assets allocable to Class A shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

There are no annual distribution/shareholder service fees with respect to the Class I shares.

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DIVIDENDS AND TAXES

Dividends and Distributions

The Fund’s policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net realized capital gains at least annually.

Certain Federal Income Tax Consequences

The following summary is based on current tax laws, which may change.

The Fund expects to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Income that is exempt from federal income tax may be subject to foreign, state and local income taxes. The Fund will inform you annually regarding the federal income tax treatment of dividends and distributions.

The Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon your tax situation, whether you receive them in cash, reinvest them in additional shares of the Fund, or invest them in shares of other ISI Funds. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares of the Fund for shares of a different ISI Fund is generally a taxable event, but generally no gain or loss is recognized on an exchange of shares of one class of the Fund for shares of another class of the Fund.

More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state, local and foreign income taxes.

INVESTMENT ADVISOR

International Strategy & Investment Inc., the Fund’s investment advisor, is located at 666 Fifth Avenue, 11th Floor, New York, NY 10103. The Advisor is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. These funds, together with the Fund, had approximately $275.2 million in net assets as of December 31, 2014. In addition, the Advisor serves as the Fund’s administrator.

As compensation for its services during the fiscal year ended October 31, 2014, the Advisor received from the Fund a fee equal to 0.40% of the Fund’s average daily net assets.

The continuance of the Investment Advisory Agreement with the Advisor was most recently approved by the Fund’s Board of Directors on September 30, 2014. A discussion summarizing the basis on which the Board of Directors approved the continuance of the Investment Advisory Agreement is included in the Fund’s annual report for the fiscal year ended October 31, 2014.

Portfolio Management

R. Alan Medaugh, President and a Director of the Fund and President of the Advisor, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Medaugh co-founded the Advisor with Edward S. Hyman in 1991. Before joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

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Mr. Hyman, Chairman of the Advisor, is responsible for developing the forecasts and economic analyses on which the selection of investments in the Fund’s portfolio is based. Before joining the Advisor, Mr. Hyman was vice chairman and a Board member of C.J. Lawrence Inc. and, prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a “first team” economist, which is its highest rating, in each of the last 35 years.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

OTHER SERVICE PROVIDERS

International Strategy & Investment Inc., located at 666 Fifth Avenue, 11th Floor, New York, NY 10103 serves as the Fund’s administrator.

ALPS Fund Services, Inc., 1290 Broadway, Denver, CO 80203 is the Fund’s sub-administrator, transfer and dividend disbursing agent, and fund accountant.

ALPS Distributors, Inc., 1290 Broadway, Denver, CO 80203 is the principal underwriter of the Fund.

MUFG Union Bank, 350 California Street, 6th Floor, San Francisco, CA 94104 is the Fund’s custodian.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s Class A Shares financial performance for the past 5 years and Class I Shares financial performance for the period October 7, 2010 through October 31, 2010 and the years ended October 31, 2011, October 31, 2012, October 31, 2013 and October 31, 2014. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to Class A shares and Class I shares, the information for the year ended October 31, 2014 has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, is included in the October 31, 2014 annual report, which is available upon request.

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MANAGED MUNICIPAL FUND, INC. – CLASS A

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
NET ASSET VALUE, BEGINNING OF YEAR	$10.57	$11.18	$10.77	$10.82	$10.68
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.22	0.24	0.27	0.28	0.31
Net realized and unrealized gain/(loss) on investments	0.19	(0.56)	0.41	0.02	0.18
Total from investment operations	0.41	(0.32)	0.68	0.30	0.49

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.22)	(0.24)	(0.27)	(0.28)	(0.31)
From net realized gains on investments	(0.08)	(0.05)	–	(0.07)	(0.04)
Total distributions	(0.30)	(0.29)	(0.27)	(0.35)	(0.35)

NET ASSET VALUE, END OF YEAR	$10.68	$10.57	$11.18	$10.77	$10.82

TOTAL RETURN(b)	3.95%	(2.90)%	6.34%	2.93%	4.62%

Net assets, end of year (000's)	$61,869	$83,371	$110,060	$104,342	$112,203

Ratio of expenses to average net assets	1.16%	1.04%	0.99%	1.01%	0.97%
Net investment income to average net assets	2.09%	2.20%	2.42%	2.65%	2.89%

Portfolio turnover rate	6%	13%	17%	10%	22%

(a)	Calculated using the average shares outstanding for the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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MANAGED MUNICIPAL FUND, INC. – CLASS I

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
NET ASSET VALUE, BEGINNING OF YEAR/PERIOD	$10.57	$11.19	$10.78	$10.82	$10.94
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.24	0.27	0.30	0.31	0.02
Net realized and unrealized gain/(loss) on investments	0.14	(0.57)	0.41	0.03	(0.11)
Total from investment operations	0.38	(0.30)	0.71	0.34	(0.09)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.25)	(0.27)	(0.30)	(0.31)	(0.03)
From net realized gains on investments	(0.08)	(0.05)	–	(0.07)	–
Total distributions	(0.33)	(0.32)	(0.30)	(0.38)	(0.03)

NET ASSET VALUE, END OF YEAR/PERIOD	$10.62	$10.57	$11.19	$10.78	$10.82

TOTAL RETURN(c)	3.64%	(2.75)%	6.60%	3.28%	(0.86%) (d)

Net assets, end of year/period (000's)	$7,969	$7,228	$6,523	$3,605	$76

Ratio of expenses to average net assets	0.92%	0.79%	0.74%	0.76%	0.70% (e)
Net investment income to average net assets	2.31%	2.46%	2.66%	2.92%	2.83% (e)

Portfolio turnover rate	6%	13%	17%	10%	22% (d)

(a)	Class I commenced operations on October 7, 2010.
(b)	Calculated using the average shares outstanding for the period.
(c)	Total return is a measure of the change in value of an investment in the Fund over the year or period covered, which assumes dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.

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ISI MANAGED MUNICIPAL FUND

Investment Advisor INTERNATIONAL STRATEGY & INVESTMENT INC. 666 Fifth Avenue, 11th Floor New York, NY 10103

Administrator INTERNATIONAL STRATEGY & INVESTMENT, INC. 666 5th Avenue, 11th Floor New York, NY 10103 (800) 955-7175	Distributor ALPS DISTRIBUTORS, INC. 1290 Broadway, Denver, CO 80203 (303) 623-2577

Fund Accountant, Sub-Administrator & Transfer Agent ALPS FUND SERVICES, INC. 1290 Broadway, Suite 1100 Denver, CO 80203 (800) 882-8585	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Custodian MUFG UNION BANK, N.A. 350 California Street, 6th Floor San Francisco, CA 94104	Fund Counsel KRAMER LEVIN NAFTALIS & FRANKEL LLP 1177 Avenue of the Americas New York, NY 10036

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ISI MANAGED

MUNICIPAL FUND

CLASS A SHARES

CLASS I SHARES

You may obtain the following additional information about the Fund, free of charge, from your Securities Dealer or Fund Servicing Agent, by calling (800) 955-7175, or by visiting the Fund’s website at www.isifunds.com:

•     A statement of additional information (SAI) about the Fund that is incorporated by reference into and is legally part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

•     The Fund’s most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

In addition, you may review information about the Fund (including the SAI) at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Call (202) 551-8090 to find out about the operation of the Public Reference Room). The EDGAR Database on the Commission’s Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520.

For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

Investment Company Act File No. 811-06023

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STATEMENT OF ADDITIONAL INFORMATION

MANAGED MUNICIPAL FUND, INC.

CLASS A SHARES (MUNIX)

CLASS I SHARES (MMFIX)

666 Fifth Avenue, 11th Floor

New York, NY 10103

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND’S PROSPECTUS DATED MARCH 1, 2015. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS SAI. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING ALPS DISTRIBUTORS, INC., 1290 BROADWAY, DENVER, CO 80203, (303) 623-2577.

Statement of Additional Information Dated March 1, 2015

for

ISI Managed Municipal Fund

GENERAL INFORMATION AND HISTORY

Managed Municipal Fund, Inc. (the “Fund”) is an open-end, diversified management investment company. Under the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares:  ISI Managed Municipal Fund – Class A Shares (the “Class A Shares”) and ISI Managed Municipal Fund – Class I Shares (the “Class I Shares” and, together with the Class A Shares, the “Shares”).

The Fund’s Prospectus contains important information concerning the Shares and may be obtained without charge from ALPS Distributors, Inc., the Fund's principal underwriter (“ADI” or the “Distributor”), or from securities dealers authorized to sell Shares (each a “Participating Dealer”). A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a “Shareholder Servicing Agent”).  Some of the information required to be included in this Statement of Additional Information (“SAI”) is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained elsewhere in the Fund’s registration statement filed with the SEC. Copies of the registration statement as filed may be obtained from the SEC by paying a duplicating charge or by visiting the SEC website at http://www.sec.gov.

The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund’s registration statement was filed with the SEC registering the Fund as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its Shares under the Securities Act of 1933, as amended. The Fund commenced operations on February 26, 1990.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to a notice of eligibility filed with the National Futures Association.

The Advisor has reached an agreement with and Centre Asset Management LLC (“Centre”) to reorganize the ISI Funds into the Centre Funds. On December 10, 2014, the Board of Directors of the Fund, approved, subject to shareholder approval, the proposed reorganization of the Fund into a newly created series called the Centre Active U.S. Tax-Exempt Fund (“Centre Tax-Exempt Fund”). Centre will manage the Centre Tax-Exempt Fund’s portfolio using a similar investment objective and strategies as the Fund.

In order to accomplish the reorganization, the Board approved an Agreement and Plan of Reorganization which provides that the fund will (1) transfer its assets and stated liabilities to the Centre Treasury Fund in exchange for shares of Centre Tax-Exempt Fund; and (2) distribute the shares of the Centre Tax-Exempt Fund to its shareholders. Shareholders of the Fund will receive the same number of full and fractional shares in the equivalent class of shares of the Centre Tax-Exempt Fund as they held before the reorganization. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

A shareholder meeting where shareholders will consider and vote on the reorganization is expected to occur on or about March 16, 2015 (the "Special Meeting"). If approved by shareholders, the reorganization is scheduled to occur on or about March 17, 2015. If necessary, the Special Meeting may be adjourned to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the reorganization..

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are to seek a high level of total return with relative stability of principal and, secondarily, a high level of current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations (“Municipal Obligations”). The Fund’s investment objectives and its general investment policies are described in the Prospectus.  Additional investment restrictions are set forth below.  This SAI also describes other investment practices in which the Fund may engage.

Except as specifically identified under “Investment Restrictions,” the investment policies described in this SAI are not fundamental, and the Fund’s Board of Directors (the “Board” or “Directors”) may change such policies without an affirmative vote of a majority of the outstanding Shares (as defined in the section “Capital Shares”).  The Fund’s investment objectives are fundamental, however, and may not be changed without such a vote.

Municipal Obligations

Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer.

Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets.

Municipal Obligations can be classified into three principal categories: “general obligation bonds”, “revenue bonds” and “notes”. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer.  Revenue bonds include, in most cases, “tax-exempt industrial development bonds”, i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, at the time of investment, A1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. (“Moody's”) or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group (“S&P”) or, if unrated, of comparable quality as determined by the Fund's investment advisor, International Strategy & Investment, Inc. (“ISI” or the “Advisor”) (up to 25% of the Fund’s portfolio may be invested in securities rated,at the time of investment, A or equivalent, as further described in the paragraph below). The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the “best quality”. The rating of Aa is assigned by Moody's to bonds which are of “high quality by all standards” but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as “high grade bonds”. Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority ofinstances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.  The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the preceding group. The highest S&P rating for municipal notes is “SP-1”. The designation “SP-1” is intended to indicate a very strong capacity to pay principal and interest. A “+” is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the Fund’s 75% requirement.

The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the Advisor under criteria approved by the Board. Notes bearing the MIG 3 rating are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

The Fund may invest up to 10% of its total assets in money market funds that are compatible with its investment objectives and policies. The Fund may invest only in money market mutual funds that maintain an “AAA” investment grade rating by a nationally recognized statistical rating organization.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See the section entitled “Federal Tax Considerations”.

When-Issued Securities

New issues of Municipal Obligations are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery.  The Fund will establish a segregated account with its custodian consisting of cash or other liquid securities equal at all times to the amount of its when-issued commitments. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

Stand-by Commitments

The Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

Variable and Floating Rate Demand Obligations

The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangementsprovided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

Futures Contracts

The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices (“Futures Contracts”). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index “multiplier”. The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as “contract markets” by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of “variation margin” may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other “non-hedging” purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a laterdate. The purpose of the acquisition or sale of a Futures Contract by the Fund is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it would if Futures Contracts were not used. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market has stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

Although the Advisor believes the use of Futures Contracts for hedging purposes will benefit the Fund, the use of such contracts involves risks.  If the Advisor’s judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by “daily price fluctuation limits” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

Repurchase Agreements

The Fund may agree to purchase securities issued by the United States Treasury (“U.S. Treasury Securities”) from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized.  The seller under a repurchase agreement provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Advisor.  The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Taxable Investments

From time to time, the Fund may invest in securities which pay interest that is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments would consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, “Taxable Investments”). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you (see the section “Federal Tax Considerations”).

Size of Fund

The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than through reinvestments of dividends and distributions.

INVESTMENT RESTRICTIONS

The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund’s Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1.	Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);

3.	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

4.	Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

5.	Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts;

6.	Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.	Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

8.	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

9.	Effect short sales of securities;

10.	Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

11.	Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

12.	Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board:

1.	The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

2.	The Fund, under normal circumstances, will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in tax-exempt securities of state and local governments in the United States and their political sub-divisions, agencies and instrumentalities. Shareholders will be provided with at least 60 days’ prior notice of any change in this investment policy. This notice will be provided in a separate written document containing the following, or similar statement in bold face type: “Important Notice Regarding Change in Investment Policy”. The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

VALUATION OF SHARES AND REDEMPTIONS

Valuation of Shares

The Fund’s net asset value of each class of Shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day that the Exchange is open for business. The Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to transmit orders from its customers after the Fund's close of business. So long as a third party receives an order prior to the close of the Exchange, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These “late day” agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

Redemptions

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund may make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described above under “Valuation of Shares” and such valuation will be made as of the same time the redemption price is determined.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering (“AML”) Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX CONSIDERATIONS

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state, local and foreign tax liabilities.

The following general discussion of certain federal tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect.

Qualification as a Regulated Investment Company

The Fund intends to qualify for and has elected to be treated as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in “qualified publicly traded partnerships”; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business, or the securities of one or more “qualified publicly traded partnerships”.

In addition to the requirements described above, in order to qualify for favorable tax treatment as a RIC, the Fund must distribute on a timely basis at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year to its shareholders (the “Distribution Requirement”). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

The Fund may invest in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of net investment income the Fund must distribute to satisfy the Distribution Requirement. In somecases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although the Fund intends to distribute substantially all of its investment company taxable income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.   Capital losses may be carried forward indefinitely, subject to the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

If the Fund fails to qualify as a RIC or to meet the Distribution Requirement for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders and may be treated as qualified dividends for non-corporate shareholders. The Fund may, in certain cases, be able to avoid losing its status as a RIC by timely providing notice to the Internal Revenue Service (the “IRS”) of its failure, curing such failure and possibly paying an additional tax or penalty.

Federal Excise Tax

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the excess of the required distribution over the amount distributed. For this purpose, the Fund will be deemed to have distributed any income or gain on which it paid federal income tax.  The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

Fund Distributions

Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in additional Shares or shares of another ISI Fund, to the extent of the Fund’s earnings and profits.  The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund intends to qualify to pay “exempt-interest dividends” to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be “exempt-interest dividends” that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, be subject to alternative minimum tax, as discussed below.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of distributions that constitutes “exempt-interest dividends” will be determined each year and will be applied uniformly to all dividends declared by the Fund during that year. This percentage may differ from the actual percentage for any particular day.

The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses (“net capital gains”). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon.  If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as a long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your Shares by an amount equal to the deemed distribution less the tax credit.

If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income or realized capital gains, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain distributions will be treated as return of capital to the extent of the tax basis in your Shares.  Any excess will be treated as a gain from the sale of those Shares.  You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.  If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Shares is generally a taxable event, except for the exchange of shares of one class of the Fund for shares of another class of the Fund.  Generally, any gain or loss on the sale, exchange or redemption of Shares will be a capital gain or loss that will be long-term if you have held the Shares for more than one year and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of Shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distributions you received with respect to such Shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). Any loss on the sale, exchange or redemption of such Shares may be disallowed to the extent of the amount of exempt-interest dividends received with respect to such Shares. In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) Shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire, on or before January 31 of the calendar year following the calendar year in which the Shares were disposed of, other Shares of the Fund or shares of another ISI Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on the Shares and the proceeds from a sale or other disposition of Shares.

In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on such payments if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the IRS, or (3) have failed to certify to the Fund that you are not subject to backup withholding. Any amounts so withheld may be credited against your federal income tax liability if you timely furnish the required information to the IRS.

Basis Reporting

The Fund must report to the IRS and furnish to Fund shareholders basis information for Shares purchased on or after January 1, 2013, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Shares, the Fund will also be required to report the basis information for such Shares and indicate whether these Shares had a short-term or long-term holding period. For each sale of Shares, the Fund will permit shareholders to elect from among several IRS-accepted basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method. The basis method elected by the Fund shareholder (or the basis method applied by default) for each sale of Shares may not be changed after the settlement date of each such sale. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

Tax on Net Investment Income

An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from the sale, exchange, redemption or other taxable disposition of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Special Considerations

Interest on indebtedness you incur or continue to purchase or carry Shares will not be deductible for federal income tax purposes, to the extent it relates to exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

If you are, or are related to, a “substantial user” of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing Shares of the Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses a part of such a facility in its trade or business.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

Other Taxes

Depending upon foreign, state and local law, distributions by the Fund and the ownership of Shares may be subject to foreign, state and local taxes.  Rules of foreign, state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other tax rules affecting an investment in the Fund.

Foreign Shareholders

Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status.  The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

This withholding would not apply to amounts properly designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to taxable years beginning before 2014. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form).

A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of shares will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, any distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will generally be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a foreign shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A foreign shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether such withholding is required.

The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

MANAGEMENT OF THE FUND

The overall business and affairs of the Fund is managed by the Board.  The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, administrator, distributor, custodian and transfer agent.  The Board and the Fund’s officers are responsible for managing the Fund’s affairs and for exercising the Fund’s powers except those reserved for the shareholders and those assigned to the Advisor and other service providers. The day-to-day operations of the Fund are delegated to the Funds’ officers, the Advisor, the Distributor and the Funds’ administrator.  Seventy-five percent of the Directors of the Fund have no affiliation with the Advisor, the Distributor or the Funds’ administrator.  Each Director and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

Directors and Officers

The following information is provided for each Director and officer of the Fund.  The first section of the table lists information for each Director who is not an “interested person” of the Fund (as defined in the 1940 Act) (each an “Independent Director” and together, the “Independent Directors”).  The second section of the table lists information for each Director who is considered to be an “interested person” (an “Interested Director”), as the term is defined under the 1940 Act.  Unless otherwise indicated, the address of each Director and officer is ISI Inc., 666 Fifth Avenue, 11th Floor, New York, NY 10103.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held By Director for the Past Five Years
Independent Directors:
W. Murray Jacques (age 78)	Director; Chairman of Compensation Committee; Member of Audit and Compliance Committee and Nominating Committee	Since 2002	President of WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006); Member of FLJ Design, LLC (jewelry design) (2005 to 2013)	4	None
Louis E. Levy (age 82)	Director and Chairman of the Board of Directors; Member of Nominating Committee and Compensation Committee; Member of Audit and Compliance Committee	Since 1994	Retired Partner, KPMG Peat Marwick, (retired 1990); Director and Chairman of the Audit Committee at the Scudder Group of Mutual Funds (retired 2005)	4	None
Edward A. Kuczmarski (age 65)	Chairman of Audit and Compliance Committee Member of Audit and Compliance Committee Director; Chairman of Nominating Committee; Member of Compensation Committee	Since 2010 2007-2010 Since 2007	Certified Public Accountant and retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) from 1980 to April 2013	4	Board Member of Reich & Tang Funds; Board Member of Brookfield Investment Management Funds; Board Member of Stralem Funds
Interested Director*
R. Alan Medaugh (age 71)	Director and President	Director since 2007; President since 1991	President of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Director of International Strategy & Investment Group LLC (registered broker-dealer) (1991 to 2014)	4	None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the 1940 Act, because he is President of the Advisor.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers:
Carrie L. Butler (age 47)	Vice President and Secretary	Vice President since 1991; Secretary since 2013	Senior Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2014 to present); Managing Director of International Strategy & Investment, Inc. (2000 – 2014)
Edward J. Veilleux 5 Brook Farm Court Hunt Valley, MD 21030 (age 71)	Vice President and Chief Compliance Officer and AML Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008; AML Compliance Officer since 2014	President, EJV Financial Services, LLC (mutual fund consulting company) (2002 to present); officer of various investment companies for which EJV Financial Services provides consulting and compliance services
Anthony Rose (age 44)	Chief Financial Officer, Treasurer, Vice President	Chief Financial Officer, Treasurer, Vice President	CFO, International Strategy & Investment Group, LLC (June 2013 to present); CFO – Equities, Credit Suisse (2008 – 2013)
Heena Dhruv (age 38)	Vice President	Assistant Vice President 2005 -2013; Vice President since 2013	Managing Director of International Strategy & Investment Inc. (2005 to present); formerly, Associate Managing Director of International Strategy & Investment Inc. (January 2003 to July 2005)
Erich A. Rettinger ALPS Fund Services, Inc. 1290 Broadway Denver, CO 80203 (age 29)	Assistant Treasurer	Since 2014	Fund Controller, ALPS Fund Services, Inc. (2013 to present); formerly, Assistant Fund Controller, ALPS Fund Services, Inc. (2011 – 2013); Fund Accounting, ALPS Fund Services, Inc. (2007 – 2011)
Megan Hadley Koehler ALPS Fund Services, Inc. 1290 Broadway Denver, CO 80203 (age 36)	Assistant Secretary	Since 2014	Senior Counsel and Vice President, ALPS Fund Services, Inc. (2014 to present); Associate Counsel, Atlantic Fund Services, 2008-2014; Assistant Vice President, Citigroup Fund Services, LLC (2007-2008)

Directors and officers of the Fund are also directors and officers of all of the other investment companies in the ISI Fund Complex advised by the Advisor or its affiliates. There are currently four funds within the ISI Family of Funds which include the Fund, Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc (each an “ISI Fund” and together, the “ISI Funds”).  Each of the above named persons serves in the capacity noted above for each ISI Fund within the ISI Fund Complex.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to his continued service as a Director of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, two of the Directors have served on boards for organizations other than the Fund, and all have served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as Directors in the interests of the Fund’s shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed. In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the Directors and their Director Attributes is provided below. The information is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and to demonstrate commitment to shareholder interests.

Mr. Jacques has experience as a consultant and understands the various aspects and challenges involved in running a corporation. Mr. Jacques has served for many years as a senior executive of WMJ Consulting, LLC, including as President, and as a principal of a real estate development company. Mr. Jacques’ experience in these roles has exposed him to many of the business challenges which any business will face. Mr. Jacques has over 13 years of experience and currently serves as a Director of the Fund and therefore understands the regulation, management and oversight of mutual funds.

Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. Mr. Kuczmarski also currently serves as a Director of the Fund and as a director of other mutual funds. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski has over 31 years of experience in the fund industry having served on the board of the Fund as well as other funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Levy has financial accounting experience as a former partner of KPMG Peat Marwick. Mr. Levy also has extensive experience as a director for public companies and also served as a director of another group of mutual funds. In serving on these boards, Mr. Levy has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Levy has over 21 years of experience of serving on fund boards, including the Fund, and therefore understands the regulation, management and oversight of mutual funds.

Mr. Medaugh is President of the Advisor. Mr. Medaugh has intimate knowledge of the Advisor and the Fund, its operations, personnel and financial resources. His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund. Mr. Medaugh has over 31 years of experience in the industry and service as a Director of the Fund and therefore understands the regulation, management and oversight of mutual funds.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Chairman of the Board, Chairman of the Audit and Compliance Committee of the Board (the “Audit Committee”) and as President of the ISI Funds. Currently, Mr. Levy, an Independent Director, serves as Chairman of the Board, Mr. Kuczmarski, an Independent Director, serves as Chairman of the Audit Committee and Mr. Medaugh, an Interested Director and employee of the Advisor, serves as President of the ISI Funds. Mr. Jacques serves as an Independent Director on the Funds’ Board and is a member of the Audit Committee. The Board believes that this leadership structure is appropriate, since Mr. Medaugh provides the Board with insight regarding the ISI Funds’ day-to-day management, while Mr. Levy and Mr. Kuczmarski each provide an independent perspective on the ISI Funds’ overall operation.

The Board has delegated management of the ISI Funds to service providers who are responsible for the day-to-day management of risks applicable to the ISI Funds. The Board oversees risk management for the ISI Funds in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the ISI Funds, detailing the results of the ISI Funds’ compliance with their Board-adopted policies and procedures, the investment policies and limitations of the ISI Funds, and applicable provisions of the federal securities laws and the Code. As needed, the Advisor discusses management issues with respect to the ISI Funds with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the ISI Funds. The Audit Committee consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Audit Committee are Independent Directors. The Audit Committee also receives reports on various aspects of risk that might affect the ISI Funds and offers advice to management, as appropriate. The Directors also meet in executive session with independent counsel, counsel to the ISI Funds, the Chief Compliance Officer and Independent Auditors and representatives of management, as needed. Through these regular reports and interactions, the Board oversees risk management issues for the ISI Funds, which are effected on a day-to-day basis by service providers to the ISI Funds.

Director Ownership in the ISI Funds

Name of Director	Dollar Range of BeneficialOwnership as of December 31, 2014 in the Fund (1)(2)	Aggregate Dollar Range of Ownership as of December 31, 2014 in all Funds Overseen by Director in the ISI Fund Complex (1) (2)
Independent Directors:
W. Murray Jacques	None	$50,001 - $100,000
Louis E. Levy	None	$50,001 - $100,000
Edward A. Kuczmarski	None	$10,001 - $50,000
Interested Director:
R. Alan Medaugh	None	over $100,000

(1)   Securities beneficially owned as defined under the Securities Exchange Act of 1934 include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.

(2)   The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, and over $100,000.  The ISI Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

Ownership of Securities of the Advisor and Related Companies

As reported to the Fund, as of December 31, 2014 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor.

Compensation of Directors and Officers

Officers of the Fund receive no direct remuneration in such capacity from the Fund, except the Fund pays fees for the services of its Chief Compliance Officer.  Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributor, the administrator or other service providers of the Fund may be considered to have received remuneration indirectly. For the calendar year ended December 31, 2014, as compensation for his service, each Independent Director received a retainer (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the ISI Fund Complex. Payment of such fees and expenses is allocated amongst all of the ISI Funds in the ISI Fund Complex in direct proportion to their relative net assets.

The following table shows the aggregate compensation paid to each of the Fund's Directors by the Fund and by the ISI Fund Complex during the fiscal year ended October 31, 2014.

Name of Director	Aggregate Compensation from the Fund Paid to Directors	Total Compensation from the Fund and ISI Fund Complex (1) Paid to Directors
R. Alan Medaugh*	None	None
W. Murray Jacques	$5,486.60	$23,000 for service on the ISI Fund Complex
Edward A. Kuczmarski	$6,440.80	$27,000 for service on the ISI Fund Complex
Louis E. Levy	$6,679.36	$28,000 for service on the ISI Fund Complex

(1)    The ISI Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

* Director who is an “interested person” as defined in the 1940 Act.

Effective January 1, 2014, as compensation for his service, each Independent Director receives a retainer (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the ISI Fund Complex. Payment of such fees and expenses is allocated amongst all of the ISI Funds in the ISI Fund Complex in direct proportion to their relative net assets.

The following table shows the aggregate compensation to be paid to each of the Fund's Directors by the Fund and by the ISI Fund Complex effective January 1, 2014.

Annual Retainer	$23,000 (to be paid quarterly)
Annual Additional Fee for Chairman of the Board	$5,000
Annual Additional Fee for Chairman of the Consolidated Audit and Compliance Committees	$4,000

Information Concerning Committees and Meetings of Directors

The Board met four times during the fiscal year ended October 31, 2014. Messrs. Levy, Jacques, Kuczmarski and Medaugh attended 100% of the meetings of the Board and meetings of the committees of the Board on which they serve.

The Fund has an Audit and Compliance Committee ("Audit Committee") consisting of Messrs. Levy, Jacques and Kuczmarski.  All members of the Audit Committee are Independent Directors. Mr. Kuczmarski serves as Chairman of the Audit Committee.  During the fiscal year ended October 31, 2014, the Audit Committee met four times.  In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent registered public accounting firm employed by the Fund (including resolution of disagreements between management and the accountants regarding financial reporting). The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisor that the Fund, the Advisor, or their affiliated persons employ the Fund's independent registered public accounting firm to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, and to consider whether such services are consistent with the independent registered public accounting firm’s independence.

The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Nominating Committee are Independent Directors.   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will not consider nominees recommended by shareholders.  The Nominating Committee did not meet during the fiscal year ended October 31, 2014.

The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Compensation Committee are Independent Directors.  The Compensation Committee is responsible for reviewing the compensation paid to the Independent Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Compensation Committee met once during the fiscal year ended October 31, 2014.

Code of Ethics

The Board has adopted a Code of Ethics for the Fund pursuant to Rule 17j-1 under the 1940 Act.  The Code of Ethics permits access persons of the Fund to trade securities that may be purchased or held by the Fund in their own accounts, provided that the access persons comply with the provisions and reporting requirements of the Code of Ethics.

The Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 (the “Codes of Ethics”).  These Codes of Ethics permit access persons of the Fund who are employees of the Advisor and the Distributor to trade securities that may be purchased or held by the Fund in their own accounts, subject to compliance with reporting requirements.  In addition, these Codes of Ethics also provide for trading “blackout periods” that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions.  These Codes ofEthics prohibit short-term trading profits and personal investment in initial public offerings.  These Codes of Ethics require prior approval with respect to purchases of securities in private placements.

The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY SERVICES

ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of April 1, 1991 (the “Advisory Agreement”).

ISI is a registered investment advisor that was formed in January 1991.  ISI is owned by Messrs. Edward S. Hyman, R. Alan Medaugh, the Fund's President and Director and Ms. Nancy Lazar, a former Vice President of the ISI Funds.  Due to their stock ownership, Messrs. Hyman and Medaugh and Ms. Lazar may be deemed controlling persons of ISI.  The owners of ISI may directly or indirectly receive the benefits of the advisory fee paid to ISI.  ISI is also the advisor to each of the ISI Funds, each an open-end management investment company.  The ISI Funds had approximately $275.2 million of net assets as of December 31, 2014.

    Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (3) provides the  Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical and financial information pertinent to the Fund, and (5) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by ISI will at all times be subject to the policies and control of the Fund's Board.  ISI shall not be liable to the Fund or its shareholders for any act or omission by ISI or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI to the Fund are not exclusive and ISI is free to render similar services to others.

As compensation for its advisory services, ISI is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. Advisory fees paid by the Fund to ISI under the Advisory Agreement for the last three fiscal years were as follows:

Fiscal Years Ended October 31,

2014	2013	2012
$293,502	$425,797	$444,571

The Advisory Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Manager

R. Alan Medaugh serves as portfolio manager and is responsible for the day-to-day management of the Fund.  The following table indicates the other accounts managed by the portfolio manager as of October 31, 2014:

Type of Account	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with an Advisory Fee Based on Performance	Total Assets of Accounts with an Advisory Fee Based on Performance
Registered Investment Companies:	3	219,490,473	0	0
Other Pooled Investment Vehicles:	2	201,997,501	0	0
Other Accounts:	0	0	0	0

As an owner of ISI, Mr. Medaugh receives an annual draw of ISI’s profits plus a bonus paid out of ISI’s net income. The bonus is based on Mr. Medaugh’s ownership interest in ISI.  Mr. Medaugh’s overall compensation is therefore influenced by the value of assets of the Fund and the other funds in the ISI Fund Complex.

As of October 31, 2014, Mr. Medaugh did not own any Shares of the Fund.

ISI does not believe that material conflicts of interest arise as a result of the portfolio manager’s servicing of multiple accounts for the following reasons: (1) the management approach of ISI involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI of portfolio allocation and best execution procedures, (3) the maintenance by ISI of a Code of Ethics that establishes standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI manages a client account.  If a material conflict of interest arises between the Fund and other accounts managed by the portfolio manager, ISI will proceed in a manner that ensures that the Fund will not be materially treated less favorably.

ADMINISTRATION, FUND ACCOUNTANT, CUSTODIAN AND TRANSFER AGENT SERVICES

Effective September 8, 2014, in addition to serving as the Fund’s investment adviser,  ISI acts as the Fund’s administrator under an Administration Agreement between ISI Funds and ISI. ISI is responsible for providing certain administrative services to the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. In addition, ISI oversees the activities of the sub-administrator. Under the Administration Agreement, after paying the sub-administrator for its services, ISI is entitled to an annual fee of 0.02% based on the average daily net assets of the Fund. Administration fees paid to ISI for the period September 8, 2014 through October 31, 2014 were $8,779.42.

ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as sub-administrator and fund accounting agent under a Sub-Administration Agreement with ISI (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, ALPS provides the Fund with administrative, fund accounting, and pricing services, including maintaining the books and records of the Fund. For its sub-administrative and fund accounting services, ALPS receives a fee based on the annual net assets of the Fund, an annual fee for certain compliance support services and is reimbursed for out of pocket expenses.

ALPS also serves as transfer agent and dividend disbursing agent for the Funds pursuant to the terms of a Transfer Agency and Services Agreement with the ISI Funds (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, ALPS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests which includes the issuance, transfer and redemption of Shares, opening, maintenance and servicing of shareholder accounts and paying distributions to shareholders of record. For its services, ALPS receives an annual minimum fee from the Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses. ALPS is registered as a transfer agent with the SEC.

MUFG Union Bank, N.A. (“Union Bank”), 350 California Street, 6th Floor, San Francisco, CA 94104, serves as the Fund’s custodian under a Global Custody Agreement between the ISI Funds and Union Bank. As custodian, Union Bank is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments.

Prior to September 8, 2014, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, served as the administrator, custodian, fund accountant, and transfer agent and dividend disbursing agent of the ISI Funds. For the performance of these administrative services, not including Fund Accounting, Custody or Transfer Agent Services, the ISI Funds paid State Street an annual fee of $300,000. This fee was allocated amongst the ISI Funds based on the relative net assets of each ISI Fund. Administration fees paid by the Fund to State Street for the fiscal years ended October 31, 2013 and October 31, 2012 were $83,500, and $80,602, respectively. Administration fees paid by the Fund to State Street for the period November 1, 2013 through September 5, 2014 were $250,000.  Custodian and fund accounting fees paid by the Fund to State Street for the fiscal years ended October 31, 2013 and October 31, 2012 were $75,645 and $71,891, respectively. Custodian and fund accounting fees paid by the Fund to State Street for the period November 1, 2013 through September 5, 2014 were $229,137.50.

DISTRIBUTION OF FUND SHARES

Distribution Agreement and Rule 12b-1 Plan

ADI serves as principal underwriter of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”) effective February 9, 2015. The Distribution Agreement provides that ADI has the exclusive right to distribute the Shares either directly or through other broker-dealers,except that the Fund reserves the right to sell Shares directly to investors on applications received and accepted by the Fund’s Transfer Agent.  ADI, a Colorado corporation, is a broker-dealer that was formed in 1985 and is an affiliate of ALPS Fund Services, Inc.  The address of ADI is1290 Broadway, Suite 1100, Denver, CO 80203.

The Distribution Agreement provides that ADI, on behalf of the Fund, will: (i) provide the Board for its review with quarterly reports required by Rule 12b-1; and (ii) perform services necessary to carry into effect the distribution of the Shares.

ADI continually distributes Shares. ADI uses best efforts to solicit orders for the sale of the Shares at the public offering price and undertakes such advertising and promotion as it believes is reasonable in connection with such solicitation. ADI will be responsible for all promotional expenses in connection with the distribution of Shares. The services provided by ADI to the Fund are not exclusive, and ADI shall not be liable to the Fund or its shareholders for any act or omission by ADI or any losses sustained by the Fund or its shareholders in the absence of willful misfeasance, bad faith, negligence, or reckless disregard by ADI in the performance of its duties, obligations, or responsibilities.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined in the section “Capital Shares”) or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. After the initial two-year term, the Distribution Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors.  The votes must be cast in person at a meeting specifically called for such purpose.  The Distribution Agreement was approved by the Board, including a majority of the Independent Directors, on December 10, 2014.

ADI enters into Broker-Dealer Selling and Shareholder Servicing Agreements (“Agency Agreements”) with Participating Dealers under which such broker-dealers agree to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain banks and other financial institutions to act as Shareholder Servicing Agents, pursuant to which ADI will allocate a portion of its distribution fees as compensation for such financial institutions’ ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services.

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares.  The amount and applicability of such fee is determined by each individual dealer and disclosed to its customers.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

The Distributor, the Advisor or their affiliates may, from their own assets, make cash payments to some, but not all, Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or promote retention of their customers’ assets in the Fund.  These payments, sometimes referred to as “revenue sharing,” do not change the price paid by shareholders to purchase the Fund’s Shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be made to Participating Dealers, Shareholder Servicing Agents and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services.  Revenue sharing payments may also be made to Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or its affiliates, access to sales meetings, sales representatives and management representatives of the Participating Dealers, Shareholder Servicing Agents or other financial intermediaries.  These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Fund’s assets to these Participating Dealers, Shareholder Servicing Agents or other financial intermediaries or by shareholders directly.

Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted an Amended and Restated Distribution and Shareholder Service Plan (the “Plan”). Under the Plan, the Fund pays fees to ADI for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ADI is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents.  The Plan will remain in effect from year to year if it is specifically approved at least annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 30, 2014.

In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan is a core component of the ongoing distribution of the Shares.  The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Plan without the approval of the shareholders of the Fund. The Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares.

During the operation of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ADI pursuant to the Distribution Agreement, to Participating Dealers pursuant to Broker-Dealer Selling Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements.  Such reports shall be made by the persons authorized to make such payments. In addition, during the operation of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors.

Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ADI, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses.Pursuant to the Plan, the Fund pays the Distributor a monthly fee equal to the annual rate of 0.25% of the Fund's average daily net assets. The Distributor may allocate up to all of these fees to Participating Dealers and Shareholder Servicing Agents. If the cost of providing distribution services to the Fund in connection with the sale of its Shares is less than 0.25% of the Fund’s average daily net assets for any period, the unexpended portion of the distribution fee (“Unencumbered Balances”) may be remitted to ISI, pursuant to an agreement between ISI and ADI (the “Unencumbered 12b-1 Agreement”). Under the Unencumbered 12b-1 Agreement, ISI shall provide quarterly reports to the Board of Unencumbered Balances, if any, and how such Unencumbered Balances are used by ISI for services pursuant to the Plan. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to Participating Dealers, Shareholder Servicing Agents and other sales personnel; and interest, carrying or other financing charges.

As compensation for distribution-related administrative services, ISI pays ALPS an annual fee under the Sub-Administration Agreement.

Prior to February 8, 2015, International Strategy & Investment Group, LLC, (“ISI Group”) a Delaware corporation, served as principal underwriter of the Fund. ISI Group is a broker-dealer that was formed in 1991 and is an affiliate of ISI. The address of ISI Group is 666 Fifth Avenue, 11th Floor, New York, NY 10103. Edward S. Hyman and Anthony Rose are affiliates of both the Fund and ISI Group.

During the fiscal year ended October 31, 2014, Class A Shares paid $167,961 in distribution and shareholder service expenses under the Plan.

Class I Shares do not have any distribution and shareholder service expenses under the Plan.

Receipt and Retention of Sales Charges

The offering price of Class A Shares includes the relevant sales charge.  The commission retained by the Distributor is the sales charge less the reallowance paid to Participating Dealers.  Normally, reallowances are paid to Participating Dealers as indicated in the following table.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Reallowance
Less than $100,000	3.00%	2.75%
$100,000 - $249,999	2.50%	2.25%
$250,000 - $499,999	2.00%	1.75%
$500,000 - $999,999	1.50%	1.25%
$1,000,000 - $1,999,999	0.75%	0.75%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

During the past three fiscal years, ISI Group received the following sales charges on sales of Class A Shares, and from such sales charges, ISI Group retained the following commissions:

Fiscal Years Ended October 31,
2014		2013		2012
Received	Retained	Received	Retained	Received	Retained
$6,376	$738	$31,707	$3,057	$64,714	$6,222

Class I Shares are not subject to any sales charges.

Expenses Borne by the Fund

Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing copies of the Fund’s prospectus and SAI and supplements thereto to the Fund’s shareholders; all expenses of shareholders' and Board meetings and of preparing, printing and mailing copies of the Fund’s proxy statements and reports to shareholders; fees and travel expenses of the Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors) or independent accountants in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ADI, ALPS, or Union Bank.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC.  Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period.  You may request a copy of the Fund’s latest annual and semi-annual reports to shareholders by contacting the Fund’s transfer agent at 1290 Broadway, Suite 1100, Denver, CO 80203, or at (800) 882-8585.  You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at www.sec.gov.

The Board has authorized disclosure of the Fund’s non-public portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.  ISI, Fund’s investment advisor and administrator; ALPS, the Fund’s sub-administrator, fund accountant, and transfer agent; and Union Bank, the Fund’s custodian; have regular and continuous access to the Fund’s portfolio holdings.  In addition, the Distributor and the officers of the Fund, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  The Fund’s independent registered public accounting firm receives nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to the Fund’s nonpublic portfolio holdings information on an as needed basis.  The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis.  Mailing services, financial printers and typesetters receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.  The Board may authorize additional disclosure of the Fund’s portfolio holdings.

    The Fund’s Chief Compliance Officer may approve other arrangements under which information relating to portfolio securities held by the Fund or purchased or sold by the Fund is disclosed to any shareholder or other person.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer shall inform the Board of any such arrangements that are approved by theChief Compliance Officer, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval.

No compensation is paid to the Fund nor, to the Fund’s knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Codes of Ethics of the Fund, the Advisor, and the Distributor are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund’s portfolio holdings disclosure policy is periodically reviewed by the Board. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board.  In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate.  Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE

ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. ISI attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. ISI normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

ISI's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, ISI may, in its discretion, effect agency transactions with broker-dealers that furnish statistical or other, research information or services which ISI deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ISI for clients other than the Fund.  Similarly, any research services received by ISI through placement of portfolio transactions for other clients may be of value to ISI in fulfilling its obligations to the Fund.

No specific value can be determined for research and statistical services furnished without cost to ISI by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ISI's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of ISI's investment advice. In over-the-counter transactions, ISI will not pay any commission or other remuneration for research services. ISI's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ISI's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, ISI is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

ISI manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor.  ISI may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

The Fund paid no brokerage commissions during the past three fiscal years. During the past fiscal year the Fund did not acquire any securities of its “regular broker dealers”.

CAPITAL SHARES

Under the Fund’s Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $0.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has two classes of Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series will be treated as a separate entity. Generally, each class of shares issued by a particular series will be identical to every other class and expenses (other than 12b-1 fees and any applicable service fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

Shareholders of the Fund do not have cumulative voting rights and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

The Fund's By-Laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

There are no preemptive or conversion rights applicable to any of the Shares. The Fund’s issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As used in this SAI, the term “majority of the outstanding Shares” means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

COMPLIANCE SERVICES

EJV Financial Services, LLC provides compliance support services and the Chief Compliance Officer to the Fund.  Edward J. Veilleux, Vice President and Chief Compliance Officer of the Fund, is also a principal of EJV Financial Services, LLC.  During the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012, the Fund paid compliance fees of $$17,662, $25,655, and $20,984, respectively, to EJV Financial Services, LLC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The annual financial statements of the Fund are audited by its independent registered public accounting firm, BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

LEGAL MATTERS

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To Fund management's knowledge, as of January 31, 2015, the following shareholders owned beneficially or of record 5% or more of the outstanding Shares of the Fund:

Percentage of
Shareholder – Class A	Fund Shares Owned
RBC Capital Markets Corporation 60 South 6th Street Minneapolis, MN 55402	21.63%
First Clearing, LLC 10700 North Park Drive Mutual Funds Glen Allen, VA 23060	21.56%
Charles Schwab & Co Inc 101 Montgomery Street San Francisco, CA 94104	9.05%
Morgan Stanley & Co., Inc. 1585 Broadway Mutual Funds New York, NY 10036	8.63%
Raymond James & Associates, Inc. 50 North Front Street 15th Floor Memphis, TN 38103	8.27%
Pershing, LLC One Pershing Plaza 14th Floor Jersey City, NJ 07399	5.89%
National Financial Services Corporation 82 Devonshire Street Reynolds Boston, MA 02109	5.45%

Percentage of
Shareholder – Class I	Fund Shares Owned
First Clearing, LLC 10700 North Park Drive Mutual Funds Glen Allen, VA 23060	93.13%
Charles Schwab & Co Inc	5.10%

101 Montgomery Street

San Francisco, CA 94104

In addition, to Fund management's knowledge, as of January 31, 2015, the Fund’s Directors and officers as a group owned less than 1% of the outstanding Shares of the Fund.

PORTFOLIO TURNOVER

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

Fiscal Years Ended October 31,

2014	2013	2012
6%	13%	17%

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by BBD, LLP, are incorporated herein by reference to the Fund's Annual Report for the fiscal year ended October 31, 2014.

PART C

OTHER INFORMATION

ITEM 28.  EXHIBITS

(a)(1)	Articles of Incorporation — Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(a)(2)	Articles Supplementary to Articles of Incorporation dated December 15, 1993 —Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(a)(3)	Articles Supplementary to Articles of Incorporation dated December 31, 1994 — Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(a)(4)	Articles Supplementary to Articles of Incorporation dated October 23, 1998 — Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0000950116-98-002526) on December 30, 1998.

(a)(5)	Articles of Amendment dated April 9, 2001 — Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000159) on February 28, 2003.

(a)(6)	Articles Supplementary to Articles of Incorporation dated June 15, 2010 — Incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement, filed via EDGAR (Accession No.0000891804-10-004145) on August 24, 2010.

(b)	Amended and Restated By-Laws dated September 23, 2010 — Incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement, filed via EDGAR (Accession No.0000891804-10-004145) on August 24, 2010.

(c)	Instruments Defining Rights of Securities Holders — Incorporated by reference to Articles of Incorporation and Bylaws of Registrant, previously filed via EDGAR.

(d)	Investment Advisory Agreement between Registrant and International Strategy & Investment Inc. — Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(e)(1)	Distribution Agreement between Registrant and ALPS Distributors, Inc. dated February 9, 2015 – Filed herewith as Exhibit (e)(1).

(e)(2)	Amended Form of Shareholder Servicing Agreement — Incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement, filed via EDGAR (Accession No.0000891804-10-004145) on August 24, 2010.

(e)(3)	Agency Distribution Agreement — Incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement, filed via EDGAR (Accession No.0000891804-10-004145) on August 24, 2010.

(e)(4)	Form of Agency Distribution and Shareholder Servicing Agreement — Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001398344-13-001075) on February 28, 2013.

(e)(5)	Form of Broker Dealer Selling Agreement – Filed herewith as Exhibit (e)(5).

(f)	Bonus or Profit Sharing Contracts — None

(g)(1)	Custody Agreement between Registrant and MUFG Union Bank, N.A. dated June 27, 2014 — Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 38 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001398344-14-006645) on December 30, 2014.

(g)(2)	Transfer Agency and Services Agreement between Registrant and ALPS Fund Services, Inc. dated July 30, 2014 – Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 38 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001398344-14-006645) on December 30, 2014.

(h)(1)	Administration Agreement between Registrant and ISI, Inc. dated July 30, 2014 – Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 38 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001398344-14-006645) on December 30, 2014.

(h)(2)	Sub-Administration Agreement between ISI Inc. and ALPS Fund Services, Inc. dated July 30, 2014 – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 38 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001398344-14-006645) on December 30, 2014.

(h)(3)	Amendment No. 1 to Sub-Administration Agreement between ISI Inc. and ALPS Fund Services, Inc. dated December 10, 2014 – Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 38 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001398344-14-006645) on December 30, 2014.

(i)(1)	Opinion of Counsel — Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement, filed via EDGAR on February 29, 2000.

(i)(2)	Consent of Counsel — Filed herewith as Exhibit (i)(2).

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith as Exhibit (j).

(k)	Omitted Financial Statements — None.

(l)	Subscription Agreements re: initial capital — Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 10 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(m)	Amended and Restated Distribution and Shareholder Service Plan — Incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement, filed via EDGAR (Accession No.0000891804-10-004145) on August 24, 2010.

(n)	Amended and Restated Multi-Class Rule 18f-3 Plan — Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 34 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001398344-13-001075) on February 28, 2013.

(o)	Reserved.

(p)(1)	Registrant’s Amended and Restated Code of Ethics — Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-14-001311) on February 28, 2014.

(p)(2)	International Strategy & Investment Inc.’s Code of Ethics — Incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 23 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000233) on February 28, 2008.

(p)(3)	ALPS Holdings, Inc.’s Code of Ethics — Filed herewith as Exhibit (p)(3).

(q)	Powers of Attorney — Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 34 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001398344-13-001075) on February 28, 2013.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ISI Strategy Fund, Inc., North American Government Bond Fund, Inc. and Total Return U.S. Treasury Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment Inc., a Delaware corporation.

ITEM 30.  INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) to this Registration Statement provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of  expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Registrant, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Registrant's investment advisor, including their business connections during the past two years which are of a substantial nature. The address of ISI is 666 Fifth Avenue, 11th Floor, New York, NY  10103 and, unless otherwise indicated below, that address is the principal business address of any other company with which the directors and officers are connected.

NAME	ISI TITLE	OTHER BUSINESS CONNECTIONS
Edward S. Hyman	Chairman, Treasurer and Assistant Secretary	Chairman of International Strategy & Investment Group LLC (DBA “Evercore ISI”)
R. Alan Medaugh	President	None
James E. Moltz	Vice Chairman	None
Anthony Rose	Chief Financial Officer, Chief Compliance Officer and Senior Managing Director	Senior Managing Director of International Strategy & Investment Group LLC (DBA “Evercore ISI”)

ITEM 32. PRINCIPAL UNDERWRITERS

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Centre Funds, ETFS Trust, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, ISI Strategy Fund, James Advantage Funds, Lattice Strategies Trust, Laudus Trust, Laudus Institutional Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, North American Government Bond Fund, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ 100 Trust Series 1, Reality Shares EFT Trust, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
Liza Orr	Vice President, Attorney	None
Margo Rocklin	Vice President, Attorney	None
Taylor Ames	Vice President, PowerShares	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None

Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

International Strategy & Investment Inc., 666 Fifth Avenue, 11th Floor, New York, NY  10103, maintains physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's sub-administrator and transfer agent, dividend disbursing agent and accounting services provider, ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Denver, CO 80203.

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and ALPS each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Registrant’s shares, and ALPS maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 34.  MANAGEMENT SERVICES

None.

ITEM 35.  UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, Managed Municipal Fund, Inc. (the “Fund”) certifies that it meets all of the requirements for effectiveness of this amendment to the Fund’s registration statement under Rule 485(b) under the 1933 Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on February 27, 2015.

MANAGED MUNICIPAL FUND, INC.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Pursuant to the requirements of the 1933 Act, this Registration Statement for the Fund has been signed below by the following persons in the capacities on the date(s) indicated:

Signature	Title	Date

/s/ R. Alan Medaugh	Director and President	February 27, 2015
R. Alan Medaugh	(Principal Executive Officer)

/s/ Anthony Rose	Treasurer	February 27, 2015
Anthony Rose	(Principal Financial and Accounting Officer)

*	Chairman and Director	February 27, 2015
Louis E. Levy

*	Director	February 27, 2015
W. Murray Jacques

*	Director	February 27, 2015
Edward A. Kuczmarski

/s/ Carl Frischling
Attorney-in-Fact*
February 27, 2015

INDEX TO EXHIBITS

Exhibit

(e)(1)	Distribution Agreement between Registrant and ALPS Distributors, Inc. dated February 9, 2015 is filed herewith.

(e)(5)	Form of Broker Dealer Selling Agreement is filed herewith.

(i)(2)	Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(p)(3)	ALPS Holdings, Inc.’s Code of Ethics is filed herewith.